UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 1, 2018

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 1, 2018, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the first quarter of 2018, which is furnished herewith as Exhibit 99.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated May 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2018

CUMMINS INC.
/s/ CHRISTOPHER C. CLULOW
Christopher C. Clulow Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	April 1, 2018	April 2, 2017
NET SALES	$5,570	$4,589
Cost of sales	4,370	3,457
GROSS MARGIN	1,200	1,132
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	577	547
Research, development and engineering expenses	210	158
Equity, royalty and interest income from investees	115	108
Other operating income (expense), net	2	5
OPERATING INCOME	530	540
Interest income	7	2
Interest expense	24	18
Other income, net	10	24
INCOME BEFORE INCOME TAXES	523	548
Income tax expense	198	143
CONSOLIDATED NET INCOME	325	405
Less: Net income attributable to noncontrolling interests	—	9
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$325	$396

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$1.97	$2.36
Diluted	$1.96	$2.36

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	164.9	167.5
Diluted	165.7	168.0

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.08	$1.025

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	April 1, 2018	December 31, 2017
ASSETS
Current assets
Cash and cash equivalents	$1,207	$1,369
Marketable securities	180	198
Total cash, cash equivalents and marketable securities	1,387	1,567
Accounts and notes receivable, net	3,845	3,618
Inventories	3,411	3,166
Prepaid expenses and other current assets	558	577
Total current assets	9,201	8,928
Long-term assets
Property, plant and equipment, net	3,892	3,927
Investments and advances related to equity method investees	1,288	1,156
Goodwill	1,085	1,082
Other intangible assets, net	960	973
Pension assets	1,058	1,043
Other assets	908	966
Total assets	$18,392	$18,075

LIABILITIES
Current liabilities
Accounts payable (principally trade)	$2,854	$2,579
Loans payable	56	57
Commercial paper	593	298
Accrued compensation, benefits and retirement costs	361	811
Current portion of accrued product warranty	658	454
Current portion of deferred revenue	489	500
Other accrued expenses	764	915
Current maturities of long-term debt	57	63
Total current liabilities	5,832	5,677
Long-term liabilities
Long-term debt	1,571	1,588
Postretirement benefits other than pensions	284	289
Pensions	331	330
Other liabilities and deferred revenue	2,078	2,027
Total liabilities	$10,096	$9,911

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.4 and 222.4 shares issued	$2,217	$2,210
Retained earnings	11,641	11,464
Treasury stock, at cost, 57.6 and 56.7 shares	(5,061)	(4,905)
Common stock held by employee benefits trust, at cost, 0.5 and 0.5 shares	(6)	(7)
Accumulated other comprehensive loss	(1,397)	(1,503)
Total Cummins Inc. shareholders’ equity	7,394	7,259
Noncontrolling interests	902	905
Total equity	$8,296	$8,164
Total liabilities and equity	$18,392	$18,075

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Three months ended
In millions	April 1, 2018	April 2, 2017
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$325	$405
Adjustments to reconcile consolidated net income to net cash (used in) provided by operating activities
Depreciation and amortization	154	139
Deferred income taxes	(27)	10
Equity in income of investees, net of dividends	(95)	(83)
Pension contributions under (in excess of) expense, net	13	(23)
Other post retirement benefits payments in excess of expense, net	(5)	(10)
Stock-based compensation expense	9	7
Loss contingency payments	(65)	—
Translation and hedging activities	38	11
Changes in current assets and liabilities
Accounts and notes receivable	(217)	(205)
Inventories	(259)	(202)
Other current assets	56	73
Accounts payable	246	296
Accrued expenses	(272)	(90)
Changes in other liabilities and deferred revenue	27	48
Other, net	(45)	3
Net cash (used in) provided by operating activities	(117)	379

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(72)	(81)
Investments in internal use software	(15)	(27)
Investments in and advances to equity investees	(16)	(20)
Investments in marketable securities—acquisitions	(67)	(26)
Investments in marketable securities—liquidations	82	147
Cash flows from derivatives not designated as hedges	27	(24)
Other, net	25	4
Net cash used in investing activities	(36)	(27)

CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings of commercial paper	295	62
Payments on borrowings and capital lease obligations	(16)	(11)
Distributions to noncontrolling interests	(11)	(10)
Dividend payments on common stock	(178)	(171)
Repurchases of common stock	(163)	(51)
Other, net	21	17
Net cash used in financing activities	(52)	(164)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	43	14
Net (decrease) increase in cash and cash equivalents	(162)	202
Cash and cash equivalents at beginning of year	1,369	1,120
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,207	$1,322

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution	Components	Power Systems	Electrified Power (1)	Total Segment	Intersegment Eliminations (2)	Total
	Three months ended April 1, 2018
	External sales	$1,813	$1,847	$1,313	$595	$2	$5,570	$—	$5,570
	Intersegment sales	633	6	440	479	—	1,558	(1,558)	—
	Total sales	2,446	1,853	1,753	1,074	2	7,128	(1,558)	5,570
	Research, development and engineering expenses	79	5	62	57	7	210	—	210
	Equity, royalty and interest income from investees	67	13	16	19	—	115	—	115
	Interest income	2	2	1	2	—	7	—	7
	Segment EBITDA	286	123	227	142	(10)	768	(68)	700
	Depreciation and amortization (3)	49	27	46	30	1	153	—	153

	EBITDA as a percentage of total sales	11.7%	6.6%	12.9%	13.2%	NM	10.8%		12.6%

	Three months ended April 2, 2017
	External sales	$1,457	$1,637	$980	$515	$—	$4,589	$—	$4,589
	Intersegment sales	566	8	364	367	—	1,305	(1,305)	—
	Total sales	2,023	1,645	1,344	882	—	5,894	(1,305)	4,589
	Research, development and engineering expenses	54	4	50	50	—	158	—	158
	Equity, royalty and interest income from investees	72	11	13	12	—	108	—	108
	Interest income	1	1	—	—	—	2	—	2
	Segment EBITDA	273	130	216	85	—	704	1	705
	Depreciation and amortization (3)	44	30	37	28	—	139	—	139

	EBITDA as a percentage of total sales	13.5%	7.9%	16.1%	9.6%	—%	11.9%		15.4%

"NM" - not meaningful information
(1)
We formed the Electrified Power Segment effective January 1, 2018. Our Electrified Power segment provides fully electric and hybrid powertrain solutions along with innovative components and subsystems to serve all our markets as they adopt electrification, meeting the needs of our original equipment manufacturer partners and end customers.

(2)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended April 1, 2018 and April 2, 2017.

(3)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." The amortization of debt discount and deferred costs was $1 million and less than $1 million for the three month periods ended April 1, 2018 and April 2, 2017, respectively.

CUMMINS INC. AND SUBSIDIARIES
RECONCILIATION OF SEGMENT INFORMATION
(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended
In millions	April 1, 2018	April 2, 2017
Total EBITDA	$700	$705
Less:
Depreciation and amortization	153	139
Interest expense	24	18
Income before income taxes	$523	$548

CUMMINS INC. AND SUBSIDIARIES
SELECT FOOTNOTE DATA
(Unaudited)

EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended
In millions	April 1, 2018	April 2, 2017
Distribution entities
Komatsu Cummins Chile, Ltda.	$7	$7
Manufacturing entities
Beijing Foton Cummins Engine Co., Ltd.	21	33
Dongfeng Cummins Engine Company, Ltd.	17	22
Chongqing Cummins Engine Company, Ltd.	17	9
Cummins Westport, Inc.	6	1
Dongfeng Cummins Emission Solutions Co., Ltd.	5	3
All other manufacturers	25	20
Cummins share of net income	98	95
Royalty and interest income	17	13
Equity, royalty and interest income from investees	$115	$108

PENSIONS AND OTHER POSTRETIREMENT BENEFITS

On January 1, 2018, we retroactively adopted the new accounting standard related to the presentation of pension and other postretirement benefit costs, which resulted in the adjustment of prior period balances in the Condensed Consolidated Statements of Income by the following amounts:

	Favorable / (Unfavorable)
	2017					2016
In millions	Q1	Q2	Q3	Q4	Total	Total
Cost of sales	$4	$2	$2	$2	$10	$6
Selling, general and administrative expenses	(10)	(10)	(9)	(10)	(39)	(53)
Research, development and engineering expenses (1)	—	(1)	—	(1)	(2)	(1)
Total change in operating income	(6)	(9)	(7)	(9)	(31)	(48)
Other non operating income, net	6	9	7	9	31	48
Total change in income before income taxes	$—	$—	$—	$—	$—	$—
INCOME TAXES

Our effective tax rate for the year is expected to approximate 23.0 percent, excluding any discrete tax items that may arise.
Our effective tax rate for the three months ended April 1, 2018, was 37.9 percent and contained $78 million, or $0.47 per share, of unfavorable discrete tax items, primarily related to a 2017 Tax Cuts and Jobs Act (Tax Legislation) adjustment of $74 million. This includes $39 million associated with changes related to the Tax Legislation measurement period adjustment and $35 million associated with the one-time recognition of deferred tax charges at historical tax rates on intercompany profit in inventory.
Our effective tax rate for the three months ended April 2, 2017, was 26.1 percent and contained only immaterial discrete tax items.
The increase in the effective tax rate for the three months ended April 1, 2018, versus the comparable period in 2017, was primarily due to the unfavorable discrete changes associated with the Tax Legislation passed in December 2017.

CUMMINS INC. AND SUBSIDIARIES
SELECT FOOTNOTE DATA
(Unaudited)

ENGINE SYSTEM CAMPAIGN ACCRUAL
During 2017, the California Air Resources Board (CARB) and U.S. Environmental Protection Agency (EPA) selected certain of our pre-2013 model year engine systems for additional emissions testing. Some of these engine systems failed CARB and EPA tests as a result of degradation of an aftertreatment component. We have not been issued an official notice from the CARB or EPA regarding these particular engine systems. We continue to work with the agencies to develop a resolution of these matters. We are developing and testing a variety of solutions to address the technical issues, which could include a combination of calibration changes, additional service practices and hardware changes. We recorded a charge of $29 million to cost of sales in our Condensed Consolidated Statements of Income in the third quarter of 2017 for the then expected cost of field campaigns to repair some of these engine systems. We have concluded based upon additional emission testing performed, and further discussions with the agencies in the first quarter of 2018, that the field campaigns should be expanded to include a larger population of our engine systems that are subject to the aftertreatment component degradation, including our model years 2010 through 2015. As a result, we recorded an additional charge of $187 million, or $0.87 per share, to cost of sales in our Condensed Consolidated Statements of Income in the first quarter of 2018, to reflect our current estimated cost of these expanded campaigns.
For the engine populations under evaluation, we are in the process of finalizing the form and extent of solutions to address the technical matters. The accrual recorded in the first quarter of 2018 represents our current best estimate of the expected cost of our recommended courses of action to address these matters and is based upon certain assumptions about the effectiveness of our proposed solutions and the agencies' acceptance of those solutions. Since there are many variables with respect to these degradation issues, it is difficult to assess whether our future costs will be consistent with our current accrual for this matter. If, through the course of our ongoing internal work to develop and test our proposed solutions, it becomes apparent that more extensive repairs are required for certain populations of engine systems, or if the agencies do not accept our proposed solutions, then further charges may be recorded in the period in which our current assumptions change. It is reasonably possible that such changes in assumption could occur, with a range of zero, if our current proposed solutions are effective and approved, up to an incremental exposure of approximately $400 million above our recorded accrual at the end of the first quarter.
We do not currently expect any fines or penalties from the EPA or CARB related to this matter.

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Reconciliation of Non GAAP measures - Earnings before interest, income taxes, noncontrolling interests, depreciation and amortization (EBITDA)

Effective January 1, 2018, we use EBITDA as a primary basis for the Chief Operating Decision Maker to evaluate the performance of each of our operating segments and our consolidated results. It is also a component in measuring our variable compensation programs. EBITDA assists investors and debt holders in comparing our performance on a consistent basis without regard for depreciation and amortization, which can vary significantly depending upon many factors. Our 2017 and 2016 EBITDA measures, as restated, were as follows:

In millions	Engine	Distribution	Components	Power Systems	Total Segment	Intersegment Eliminations	Total
2017
Q1	$273	$130	$216	$85	$704	$1	$705
Q2	323	127	228	90	768	(4)	764
Q3	276	120	259	111	766	22	788
Q4	271	123	214	125	733	36	769
2017 Total	$1,143	$500	$917	$411	$2,971	$55	$3,026

2016 Total	$849	$508	$774	$378	$2,509	$17	$2,526

EBITDA is not in accordance with, or an alternative for, accounting principles generally accepted in the United States (GAAP) and may not be consistent with measures used by other companies. It should be considered supplemental data; however, the amounts included in the EBITDA calculation are derived from amounts included in the Condensed Consolidated Statements of Income. Below is a reconciliation of “Net income attributable to Cummins Inc.” to EBITDA for each of the applicable periods:

	Three months ended
In millions	April 1, 2018	April 2, 2017
Net income attributable to Cummins Inc.	$325	$396

Net income attributable to Cummins Inc. as a percentage of net sales	5.8%	8.6%

Add:
Net income attributable to noncontrolling interests	—	9
Consolidated net income	325	405

Add:
Interest expense	24	18
Income tax expense	198	143
Depreciation and amortization	153	139
EBITDA	$700	$705

EBITDA as a percentage of net sales	12.6%	15.4%

Add: Engine system campaign charge	187	—

EBITDA, excluding engine system campaign charge	$887	$705

EBITDA, excluding engine system campaign charge, as a percentage of net sales	15.9%	15.4%

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding discrete tax items

We believe these are useful measures of our operating performance for the periods presented as they illustrate our operating performance without regard to special items including tax adjustments. These measures are not in accordance with, or an alternative for GAAP and may not be consistent with measures used by other companies. This should be considered supplemental data. The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding discrete tax items for the following periods:

	Three months ended
	April 1, 2018		April 2, 2017
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$325	$1.96	$396	$2.36
Add:
Discrete tax items	78	0.47	—	—
Net income attributable to Cummins Inc. excluding discrete tax items	$403	$2.43	$396	$2.36

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine Segment Sales by Market and Unit Shipments by Engine Classification
Sales for our Engine segment by market were as follows:

2018
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$815	$—	$—	$—	$815
Medium-duty truck and bus	692	—	—	—	692
Light-duty automotive	402	—	—	—	402
Off-highway	537	—	—	—	537
Total sales	$2,446	$—	$—	$—	$2,446

2017
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$620	$714	$776	$730	$2,840
Medium-duty truck and bus	544	701	625	643	2,513
Light-duty automotive	423	429	452	423	1,727
Off-highway	436	463	483	491	1,873
Total sales	$2,023	$2,307	$2,336	$2,287	$8,953
Unit shipments by engine classification (including unit shipments to Power Systems and off-highway engine units included in their respective classification) were as follows:

2018
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	26,600	—	—	—	26,600
Medium-duty	74,000	—	—	—	74,000
Light-duty	61,900	—	—	—	61,900
Total units	162,500	—	—	—	162,500

2017
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	19,200	24,100	28,100	24,500	95,900
Medium-duty	60,300	71,600	68,500	67,700	268,100
Light-duty	63,100	65,600	66,300	62,500	257,500
Total units	142,600	161,300	162,900	154,700	621,500

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Distribution Segment Sales by Product Line
Sales for our Distribution segment by product line were as follows:

2018
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$808	$—	$—	$—	$808
Engines	367	—	—	—	367
Service	352	—	—	—	352
Power generation	326	—	—	—	326
Total sales	$1,853	$—	$—	$—	$1,853

2017
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$745	$759	$768	$768	$3,040
Engines	275	314	342	438	1,369
Service	319	320	326	347	1,312
Power generation	306	329	317	385	1,337
Total sales	$1,645	$1,722	$1,753	$1,938	$7,058
Component Segment Sales by Business
Sales for our Components segment by product line were as follows:

2018
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$775	$—	$—	$—	$775
Turbo technologies	340	—	—	—	340
Filtration	320	—	—	—	320
Electronics and fuel systems	201	—	—	—	201
Automated transmissions	117	—	—	—	117
Total sales	$1,753	$—	$—	$—	$1,753

2017
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$616	$674	$696	$689	$2,675
Turbo technologies	287	307	297	288	1,179
Filtration	277	291	287	298	1,153
Electronics and fuel systems	164	182	184	188	718
Automated transmissions	—	—	69	95	164
Total sales	$1,344	$1,454	$1,533	$1,558	$5,889

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Power Systems Segment Sales by Product Line and Unit Shipments by Engine Classification
Sales for our Power Systems segment by product line were as follows:

2018
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$571	$—	$—	$—	$571
Industrial	414	—	—	—	414
Generator technologies	89	—	—	—	89
Total sales	$1,074	$—	$—	$—	$1,074

2017
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$526	$570	$580	$629	$2,305
Industrial	275	353	385	386	1,399
Generator technologies	81	94	91	88	354
Total sales	$882	$1,017	$1,056	$1,103	$4,058
High-horsepower unit shipments by engine classification were as follows:

2018
Units	Q1	Q2	Q3	Q4	YTD
Power generation	2,100	—	—	—	2,100
Industrial	1,700	—	—	—	1,700
Total units	3,800	—	—	—	3,800

2017
Units	Q1	Q2	Q3	Q4	YTD
Power generation	1,900	2,100	2,200	2,000	8,200
Industrial	1,300	1,700	1,600	1,800	6,400
Total units	3,200	3,800	3,800	3,800	14,600